Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Electronics For Imaging, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2016, as amended, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guy Gecht, Chief Executive Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2017

By:	/s/ Guy Gecht
Guy Gecht
Chairman and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Electronics For Imaging, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2016, as amended, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc Olin, Chief Financial Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2017

By:	/s/ Marc Olin
Marc Olin
Chief Financial Officer